                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Carrier Access Corporation:

  We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the Prospectus.


                                          /s/ KPMG Peat Marwick LLP

                                          KPMG Peat Marwick LLP

Boulder, Colorado

July 24, 1998